UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                        August 26, 1998 (August 25, 1998)
   ---------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  1-9076                13-3295276
   ---------------------------------------------------------------------------
  (State or other jurisdiction   (Commission             (IRS Employer
       of incorporation)         File Number)          Identification No.)



         l700 East Putnam Avenue, Old Greenwich, Connecticut 06870-0811
   ---------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code      (203) 698-5000
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
------   ------------

          Registrant's press release dated August 26, 1998 is filed herewith as
Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)      Exhibits.
                  --------

                    20.      Press release of Registrant dated August 26, 1998.

                                    SIGNATURE
                                    ---------


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              FORTUNE BRANDS, INC.
                                              --------------------
                                                  (Registrant)


                                             By    Gilbert L. Klemann, II
                                               --------------------------------
                                               Gilbert L. Klemann, II
                                               Executive Vice President -
                                                 Strategic and Legal Affairs



Date:  August 26, 1998

                                  EXHIBIT INDEX



                                                           Sequentially
Exhibit                                                    Numbered Page
-------                                                    -------------


  20.      Press release of Registrant dated
           August 26, 1998.